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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (earliest event reported): June 14, 2000

                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)

          Florida                     33-11059-A                 59-2773602
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

100 Second Avenue South, Suite 1000, St. Petersburg, Florida            33701
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       (727) 895-4410
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

On June 14, 2000, the Registrant amended its Articles of Incorporation regarding the combination (also known as a "reverse-split") of the number of outstanding, but not the number of authorized, shares of common stock of the Registrant on a 10:1 basis, whereby each ten outstanding shares of common stock shall be combined into one share of common stock. The Registrant's shareholder's approved the combination on March 27, 2000.

As stated in the Amendment to the Articles of Incorporation, a copy of which is being filed herewith, the Amended shall be effective as of 5:00 p.m., Eastern Time, on June 23, 2000:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.                Description
         -----------                -----------
            3.9 Articles of Incorporation, as amended on June 14, 2000, and currently in effect. (Filed herewith.)


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TELESERVICES INTERNET GROUP INC.

                                         By: /s/ Robert P. Gordon
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                                            Robert P. Gordon, Chairman

Date: June 15, 2000


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                                  EXHIBIT INDEX


      Exhibit No.                Description
      -----------                -----------

          3.9 Articles of Incorporation, as amended on June 14, 2000, and currently in effect. (Filed herewith.)